Leases - Summary of Elements of Lease Cost (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Operating leases
Operating lease cost	$ 1,889	$ 1,889
Short-term lease cost	133	93
Variable lease cost	673	643
Total operating lease costs	2,695	2,625
Other information
Operating cash flows used for operating leases	$ 1,835	$ 1,782
Weighted average remaining lease term in years	10 months 24 days	5 years 6 months
Weighted average discount rate	12.00%	12.00%